EXHIBIT 99.2

           CELL BOOST

           Cell Power Technologies, Inc. is the exclusive sub-distributor for the Cellboost product line in Latin and South America. The main distributor is Compact Power Systems ("Compact"). Compact is a division of E & S International ("E & S"), a private electronics distributor with over $500 million in annual sales. Compact Power Systems licensed the Cellboost product from the original inventors and patent holder Jumpit AS in Norway.

           Recently Compact chose Energizer as its main supplier for battery cells. The strategic alliance with Energizer affords the manufacturers of Cellboost(TM) many other benefits. Energizer has agreed to provide technical support for the product and for product enhancements. Energizer's agreement allows the phrase "Powered by Energizer" to be prominently displayed on the product packaging.

           Currently the Cellboost(TM) product is carried in North America by AT&T, and Cingular. The product can also be found in Staples, Office Max, Office Depot, Radio Shack and 7-11 stores. The batteries will be sold under the Cellboost(TM) name in Latin and South America. "Powered by Energizer" with the Energizer logo will be prominently displayed on the retail package.

           Compact and ESI are also working on a new generation of Products utilizing the Cellboost technology.

           MARKET SEGMENTATION

           For revenue purposes, the company has divided revenue into North America and Latin America. North America includes The United States, Canada, and Bermuda. Latin America includes all other countries located in the South American Continent as well as Guatemala, Nicaragua, Panama, Belize, Costa Rica, and Honduras.

           TABLE:  MARKET ANALYSIS

Market Analysis
Potential Customers               Growth           2004          2005           2006          2007           2008          CAGR
--------------------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
North America                        12%            174           195            218           244            273        11.92%
Latin America                        12%            127           142            159           178            199        11.88%
Other                                 0%              0             0              0             0              0         0.00%
--------------------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
Total                             11.90%            301           337            377           422            472        11.90%


           SALES FORECAST

           The Company's projections are based on typical lead times in penetration of consumer markets. Normally the initial orders by retail stores are test orders done on a limited basis to ascertain sell-through. The initial roll-out is normally accompanied by ads and coupons to introduce the product to the consumer.

           North American revenue is strictly receipt of royalties.

           IMPORTANT ASSUMPTIONS UNDERLYING FORECAST

           The forecasts are based on important assumptions, most of which are shown in the following table. The key underlying assumptions are:

              o   A slow-growth economy, without major recession.

              o No unforeseen changes in technology that render Cellboost immediately obsolete.

              o Company has adequate access to equity capital and financing sources to maintain its financial plan as shown in the tables.

           TABLE:  GENERAL ASSUMPTIONS

           General Assumptions
                                                                2004               2005               2006
           ---------------------------------------- ----------------- ------------------ ------------------
           Plan Month                                              1                  2                  3
           Current Interest Rate                               8.00%              8.00%              8.00%
           Long-term Interest Rate                            10.00%             10.00%             10.00%
           Tax Rate                                           30.00%             30.00%             30.00%
           Sales on Credit %                                  18.75%             25.00%             18.75%
           Other                                               0.00%              0.00%              0.00%
           ---------------------------------------- ----------------- ------------------ ------------------
           Calculated Totals
           ---------------------------------------- ----------------- ------------------ ------------------
           Payroll Expense                                  $240,000           $304,800           $387,096
           Sales on Credit                                  $662,033         $2,075,000         $2,934,375
           New Accounts Payable                           $1,656,595         $4,973,503        $10,567,180
           Inventory Purchase                             $1,352,975         $4,378,803         $9,442,080

           BREAK-EVEN ANALYSIS

           The Break-even analysis reflects the ability of Cell Power to maintain a stabilized operating overhead, guarantee supply costs going forward for three years minimum. The plan allows for a long ramp up period coupled with strong distributorship networking and most importantly, cost stability. The latter permits significant allocation for marketing of the specified products.

           TABLE:  BREAK-EVEN ANALYSIS

           Break-even Analysis:
           ------------------------------------------------ -----------------
           Monthly Units Break-even                                  108,000
           Monthly Revenue Break-even                               $243,000

           Assumptions:
           ------------------------------------------------ -----------------
           Average Per-Unit Revenue                                    $2.25
           Average Per-Unit Variable Cost                              $1.75
           Estimated Monthly Fixed Cost                              $54,000

           PROJECTED PROFIT AND LOSS

                                                             2004                 2005                  2006                  2007
Royalty Income North America
     Units Sold (note 1)                               12,867,000           21,500,000            36,000,000            48,000,000
     Retail Percentage                                        90%                  85%                   80%                   70%
     Distributor Percentage                                   10%                  15%                   20%                   30%
-----------------------------------------------------------------------------------------------------------------------------------
Net Royalty                                             1,222,365            1,988,750             3,240,000             4,080,000

Sales
     Units Sold (note 2)                                1,116,000            6,249,600            13,374,144            34,006,278
     Product Sales                                     $3,069,000          $16,670,808           $34,605,263           $85,350,682
     Less Program Discounts                             -$153,450            -$416,770             -$865,132           -$2,133,767

-----------------------------------------------------------------------------------------------------------------------------------
Net Sales                                              $2,915,550          $16,254,038           $33,740,132           $83,216,915

Cost of Goods Sold
     Product Costs (note 3)                            $1,160,640           $6,499,584           $13,909,110           $35,366,529
     Advertising Costs                                   $368,280           $1,000,248            $2,076,316            $2,560,520
     Commissions                                          $61,380             $333,416              $692,105            $1,707,014
     Royalty                                             $111,600             $624,960            $1,337,414            $3,400,628
-----------------------------------------------------------------------------------------------------------------------------------
Total Costs                                            $1,701,900           $8,458,209           $18,014,945           $43,034,691

Gross Profit                                           $2,436,015           $9,784,579           $18,965,186           $44,262,224

Expenses
     ESI Profit Share                                  $1,218,008           $4,892,290            $9,482,593           $22,131,112
     Insurance                                           $135,000             $145,125              $156,009              $167,710
     Legal Fees                                           $90,000              $97,650              $105,950              $114,956
     Misc. Costs                                         $150,000             $176,250              $207,094              $243,335
     Payroll                                             $240,000             $304,800              $387,096              $491,612
     Travel                                               $75,000              $93,750              $117,188              $146,484
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                         $1,908,008           $5,709,865           $10,455,930           $23,295,210

Operating Income                                         $528,008           $4,074,715            $8,509,256           $20,967,014
-----------------------------------------------------------------------------------------------------------------------------------

Interest Expense

Provisions for Income taxes                               $95,041           $1,548,392            $3,233,517            $7,967,465
                                            ---------------------------------------------------------------------------------------
Net Income                                               $432,966           $2,526,323            $5,275,739           $12,999,549
                                            =======================================================================================


      Notes

      1     Projections based on North American sales projections.

      2     Based on a market size of 120MM cell Phone users.

      3     Product cost is approximately $1.04.

PROJECTED BALANCE SHEET

     BALANCE SHEET                                                 2004              2005                2006               2007

ASSETS

CURRENT ASSETS
     CASH                                                   $ 2,320,476      $  3,604,558       $   6,262,980      $  10,501,053
     CASH EQUIVALENTS                                       $   825,000      $    990,000       $   1,188,000      $   1,425,600
     ACCOUNTS RECEIVABLE                                    $   322,129      $  1,500,336       $   3,052,511      $   7,246,410

------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        $ 3,467,605      $  6,094,895       $  10,503,491      $  19,173,062

     INTANGIBLE ASSETS, NET OF ACCUMULATED
     AMORTIZATION                                           $   247,510      $    217,510       $     187,510      $     157,510

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                $ 3,715,115       $ 6,312,405       $  10,691,001      $  19,330,572

LIABILITES
     NOTES PAYABLE                                          $   300,000      $    300,000       $     300,000      $     300,000
     ACCOUNTS PAYABLE                                       $   120,900      $    677,040       $   1,448,866      $   3,684,013
     DEFERRED REVENUE                                       $         -      $          -       $           -      $           -

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           $   420,900      $    977,040       $   1,748,866      $   3,984,013

EQUITY
     RETAINED EARNINGS                                      $   874,802      $  5,278,884       $  14,060,919      $  35,089,145
     CAPITAL                                                $ 2,437,154      $  2,437,154       $   2,437,154      $   2,437,154

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $ 3,732,856      $  8,693,078       $ 18,246,938       $  41,510,312